Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act"). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35% to 21%; (2) requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries; (3) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries; (4) requiring the inclusion of current U.S. federal taxable income of certain earnings of controlled foreign corporations; (5) eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized; (6) creating the base erosion anti-abuse tax (BEAT), a new minimum tax; (7) creating a new limitation on deductible interest expense; and (8) changing rules related to uses and limitations on net operating loss carryforwards created in tax years beginning after December 31, 2017.

The SEC staff issued Staff Accounting Bulletin ("SAB") 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period of up to one year from the Tax Act enactment date for companies to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company's accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

For various reasons that are discussed more fully below, we have not completed our accounting for the income tax effects of certain elements of the Tax Act. If we are able to make reasonable estimates of the effects of elements for which our analysis is not yet complete, we recorded provisional adjustments.

Reduction of U.S. federal corporate tax rate: The Tax Act reduces the corporate tax rate to 21%, effective January 1, 2018. For our existing U.S. deferred tax assets and liabilities, we have recorded a provisional decrease of $50 million offset by a provisional decrease in the valuation allowance in the same amount. Additionally, for our indefinite-lived intangible deferred tax liability, we recorded a provisional decrease of $18 million with a corresponding net adjustment to deferred income tax benefit of $18 million for the year ended December 31, 2017. While we are able to make a reasonable estimate of the impact of the reduction in the corporate rate, it may be impacted by other analyses related to changes in estimates that can result from finalizing the filing of our 2017 U.S. income tax return and changes that may be a direct impact of other provisional amounts recorded due to the enactment of the Tax Act. We do not expect any changes to be material.

Deemed Repatriation Transition Tax: The Deemed Repatriation Transition Tax ("Transition Tax") is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of our foreign subsidiaries. To determine the amount of the Transition Tax, we must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. We were able to make a reasonable estimate of our E&P and computed a Transition Tax of $146 million which was fully offset by foreign tax credits generated by the deemed repatriation as well as previously valued foreign tax credit carryforwards available for use. However, our Transition Tax amount is provisional as we are continuing to gather additional information to more precisely determine our E&P and compute the amount of the Transition Tax.

Valuation allowances: We also assessed whether our valuation allowance analysis is affected by various aspects of the Tax Act (e.g., deemed repatriation of deferred foreign income, global intangible low-taxed income ("GILTI ") inclusions, new categories of FTCs). Since, as discussed herein, the company has recorded provisional amounts related to certain portions of the Tax Act, any corresponding determination of the need for or change in a valuation allowance is also provisional.

Additionally, as part of the Tax Act, the U.S. has enacted a tax on "base eroding" payments from the U.S. and a minimum tax on foreign earnings (GILTI). Because aspects of this new minimum tax and the effect on our operations are uncertain and because aspects of the accounting rules associated with this new minimum tax have not been resolved, we have not made a provisional accrual for the deferred tax aspects of this new provision and consequently have not made an accounting policy election on the deferred tax treatment of this tax.

The United States and foreign components of income (loss) before income taxes and noncontrolling interests were as follows:

	Years ended December 31,
Dollars in millions	2017	2016	2015
United States	$84	$(250)	$(35)
Foreign:
United Kingdom	40	55	105
Australia	(28)	38	32
Canada	15	(8)	87
Middle East	42	66	35
Africa	20	76	34
Other	76	56	54
Subtotal	165	283	347
Total	$249	$33	$312

The total income taxes included in the statements of operations and in shareholders' equity were as follows:

	Years ended December 31,
Dollars in millions	2017	2016	2015
Benefit (Provision) for income taxes	$193	$(84)	$(86)
Shareholders' equity, foreign currency translation adjustment	6	(3)	(3)
Shareholders' equity, pension and post-retirement benefits	(27)	45	(22)
Total income taxes	$172	$(42)	$(111)

The components of the provision for income taxes were as follows:

Dollars in millions	Current	Deferred	Total
Year-ended December 31, 2017
Federal	$(6)	$230	$224
Foreign	(122)	92	(30)
State and other	(2)	1	(1)
(Provision) benefit for income taxes	$(130)	$323	$193

Year-ended December 31, 2016
Federal	$(5)	$9	$4
Foreign	(61)	(26)	(87)
State and other	—	(1)	(1)
Provision for income taxes	$(66)	$(18)	$(84)

Year-ended December 31, 2015
Federal	$(17)	$8	$(9)
Foreign	(55)	(22)	(77)
State and other	—	—	—
Provision for income taxes	$(72)	$(14)	$(86)

The components of our total foreign income tax provision were as follows:

	Years ended December 31,
Dollars in millions	2017	2016	2015
United Kingdom	$(7)	$(6)	$(15)
Australia	6	—	16
Canada	—	1	3
Middle East	(10)	(24)	(8)
Africa	1	(22)	(10)
Other	(20)	(36)	(63)
Foreign provision for income taxes	$(30)	$(87)	$(77)

Our effective tax rates on income from operations differed from the statutory U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2017	2016	2015
U.S. statutory federal rate, expected (benefit) provision	35%	35%	35%
Increase (reduction) in tax rate from:
Rate differentials on foreign earnings	(5)	(28)	(10)
Noncontrolling interests and equity earnings	(2)	(28)	(8)
State and local income taxes, net of federal benefit	1	—	2
Other permanent differences, net	(8)	54	—
Contingent liability accrual	(2)	41	(1)
U.S. taxes on foreign unremitted earnings	—	174	1
Change in valuation allowance	(90)	3	6
U.S. tax reform	(7)	—	—
U.K. statutory rate change	—	4	3
Effective tax rate on income from operations	(78)%	255%	28%

The primary components of our deferred tax assets and liabilities were as follows:

	Years ended December 31,
Dollars in millions	2017	2016
Deferred tax assets:
Employee compensation and benefits	$122	$166
Foreign tax credit carryforwards	279	356
Accrued foreign tax credit carryforwards	—	93
Loss carryforwards	90	69
Insurance accruals	8	15
Allowance for bad debt	3	9
Accrued liabilities	30	49
Construction contract accounting	5	—
Other	15	—
Total gross deferred tax assets	552	757
Valuation allowances	(217)	(542)
Net deferred tax assets	335	215
Deferred tax liabilities:
Construction contract accounting	—	(34)
Intangible amortization	(20)	(29)
Indefinite-lived intangible amortization	(31)	(39)
Fixed asset depreciation	2	2
Accrued foreign tax credit carryforwards	(4)	—
Unremitted foreign earnings	—	(63)
Other	—	(82)
Total gross deferred tax liabilities	(53)	(245)
Deferred income tax (liabilities) assets, net	$282	$(30)

The valuation allowance for deferred tax assets was $217 million and $542 million at December 31, 2017 and 2016, respectively. The net change in the total valuation allowance was a decrease of $325 million in 2017 and remained unchanged in 2016. The valuation allowance at December 31, 2017 was primarily related to foreign tax credit carryforwards and foreign and state net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income and tax-planning strategies in making this assessment. For the year ended December 31, 2017, our valuation allowance in the U.S. changed by $105 million related to current year utilization of foreign tax credit carryforwards as well as the provisional impacts recorded related to the Tax Act as previously discussed above. Additionally, we recorded a valuation allowance release of $223 million on the basis of management's reassessment of the amount of its U.S. deferred tax assets that are more likely than not to be realized. During the fourth quarter ended December 31, 2017, we achieved twelve quarters of cumulative pretax income in the U.S. as well as projected future U.S. taxable income and favorability in foreign tax credit utilization due to the enactment of the Tax Act, management determined that there is sufficient positive evidence to conclude that it is more likely than not that additional deferred taxes of $194 million are realizable. It therefore reduced the valuation accordingly.

The net deferred tax balance by major jurisdiction after valuation allowance as of December 31, 2017 was as follows:

Dollars in millions	Net Gross Deferred Asset (Liability)	Valuation Allowance	Deferred Asset (Liability), net
United States	$372	$(178)	$194
United Kingdom	81	—	81
Australia	10	(1)	9
Canada	21	(16)	5
Other	15	(22)	(7)
Total	$499	$(217)	$282

At December 31, 2017, the amount of gross tax attributes available prior to the offset with related uncertain tax positions were as follows:

Dollars in millions	December 31, 2017	Expiration
Foreign tax credit carryforwards	$330	2019-2026
Foreign net operating loss carryforwards	$112	2018-2038
Foreign net operating loss carryforwards	$108	Indefinite
State net operating loss carryforwards	$677	Various

As a result of the enactment of the U.S. Tax Act, substantially all of our previously untaxed accumulated and current E&P of certain of our foreign subsidiaries were subject to U.S. tax. Repatriations of these foreign earnings will now generally be free of U.S. tax but may incur withholding and/or state taxes. Although we have provided for taxes on our previously untaxed accumulated and current E&P of certain of our foreign subsidiaries pursuant to the Tax Act, we still must assess our future U.S. and non-U.S. cash needs such as 1) our anticipated foreign working capital requirements, including funding of our U.K. pension plan, 2) the expected growth opportunities across all geographical markets and 3) our plans to invest in strategic growth opportunities that may include acquisitions around the world. As of December 31, 2017, the cumulative amount of permanently reinvested foreign earnings is $1.3 billion. With the enactment of the Tax Act, these previously unremitted earnings have now been subject to U.S. tax. However, these undistributed earnings could be subject to additional taxes (withholding and/or state taxes) if remitted, or deemed remitted, as a dividend.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

Dollars in millions	2017	2016	2015
Balance at January 1,	$261	$257	$228
Increases related to current year tax positions	2	2	18
Increases related to tax positions from acquisitions	—	14	—
Increases related to prior year tax positions	1	10	35
Decreases related to prior year tax positions	(1)	(4)	(3)
Settlements	(80)	(10)	(2)
Lapse of statute of limitations	(1)	(6)	(16)
Other, primarily due to exchange rate fluctuations affecting non-U.S. tax positions	2	(2)	(3)
Balance at December 31,	$184	$261	$257

The total amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was approximately $170 million as of December 31, 2017. The difference between this amount and the amounts reflected in the tabular reconciliation above relates primarily to deferred income tax benefits on uncertain tax positions related to income taxes. In the next twelve months, it is reasonably possible that our uncertain tax positions could change by approximately $70 million due to settlements with tax authorities and the expirations of statutes of limitations.
We recognize accrued interest and penalties related to uncertain tax positions in income tax expense in our consolidated statements of operations. Our accrual for interest and penalties was $21 million and $14 million for each of the years ended December 31, 2017 and 2016, respectively. During the years ended December 31, 2017, we recognized net interest and penalty charges of $5 million related to uncertain tax positions. During the years ended December 31, 2016 and 2015, we recognized net interest and penalties charges (benefits) of less than $1 million related to uncertain tax positions.

KBR is the parent of a group of domestic companies that are members of a U.S. consolidated federal income tax return. We also file income tax returns in various states and foreign jurisdictions. With few exceptions, we are no longer subject to examination by tax authorities for U.S. federal or state and local income tax for years before 2007.

KBR is subject to a tax sharing agreement primarily covering periods prior to the April 2007 separation from Halliburton. The tax sharing agreement provides, in part, that KBR will be responsible for any audit settlements directly attributable to our business activity for periods prior to our separation from our former parent. As of December 31, 2017 and 2016, we have recorded $5 million and $19 million in "Other liabilities" on our consolidated balance sheets, respectively, for tax related items under the tax sharing agreement. During the period ended December 31, 2017, the change in "Other liabilities" reflects additional settlements relating to periods prior to our separation from our former parent. As a result of this settlement, we recognized a gain of $14 million in "Other non-operating income" on our consolidated statements of operations for the year ended December 31, 2017. The balance is not due until receipt by KBR of future foreign tax credit refund claim filed with the IRS. As a result of the settlement, we will not continue to claim recovery on a tax position that we previously deemed uncertain. The settlements in the table above for 2017 reflects the effect on our uncertain tax positions of these settlements with our former parent.